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Exhibit 24.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 14, 2003, relating to the financial statements of International Surfacing, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                            TEDDER, JAMES, WORDEN & ASSOCIATES





Orlando, Florida
November 14, 2003